Exhibit 99.1

For Immediate Release

February 21, 2013

The Carlyle Group Announces Fourth Quarter and Full Year 2012 Earnings Results

•	$0.49 per common unit in Distributable Earnings in Q4 2012 and $1.39 per common unit in Distributable Earnings since The Carlyle Group IPO in May 2012

•	Quarterly distribution of $0.85 per common unit declared, aggregate distributions of $1.12 per common unit for 2012, which represents 80% of post-IPO, after-tax Distributable Earnings

•	$18.7 billion of carry fund realizations in 2012 and more than $36 billion in carry fund realizations over the past two years

•	$14.0 billion in new capital raised in 2012, including $4.6 billion in Q4 2012, which was more than double the 2011 level

•	$7.9 billion in carry fund equity invested in 2012, including $3.3 billion in Q4 2012

•	Acquired equity interests in NGP Energy Capital Management and Vermillion Asset Management during Q4 2012

•	U.S. GAAP net income attributable to The Carlyle Group L.P. of $12 million, which was $0.25 per common unit on a fully diluted basis, for Q4 2012

Washington, DC – Global alternative asset manager The Carlyle Group L.P. (NASDAQ: CG), today reported its unaudited results for the fourth quarter and the year ended December 31, 2012.

David M. Rubenstein, Co-Chief Executive Officer of Carlyle, said, “We had another excellent year. Our performance over the past two years was marked by steady, continuous progress across our business. Most notably, in 2012 we raised twice as much capital as we did in 2011, with over $14 billion of new capital commitments into our funds. As a strong reflection of our cash earnings, we are announcing an attractive fourth quarter distribution of $0.85 per unit to our common unitholders.”

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William E. Conway, Jr., Co-Chief Executive Office of Carlyle, said, “I am optimistic about investment opportunities globally, in developed and emerging markets alike. We deployed and harvested capital at a solid pace in the fourth quarter, which is a reflection of the scope of the Carlyle global platform. In the fourth quarter alone, we invested $3.3 billion in equity in 96 investments in 19 countries across 24 carry funds. In the same period, we achieved $6.8 billion in realized proceeds from 155 investments across 39 carry funds. Our performance in 2012 has built a strong foundation for producing significant returns for our fund investors and Distributable Earnings for our common unitholders in 2013 and beyond.”

U.S. GAAP results for Q4 2012 included income before provision for income taxes of $146 million and net income attributable to the public unitholders through The Carlyle Group L.P. of $12 million, or net income per common unit of $0.25 on a fully diluted basis. For the year ended December 31, 2012, income before provision for income taxes was $2.4 billion, compared to $1.2 billion in 2011. Total balance sheet assets were $31.6 billion as of December 31, 2012 compared with $24.7 billion as of December 31, 2011.

Fourth Quarter Distribution

The Board of Directors has declared a quarterly distribution of $0.85 per common unit to holders of record at the close of business on March 4, 2013, payable on March 13, 2013. Since its IPO in May 2012, Carlyle has announced an aggregate of $1.12 per common unit in distributions to common unitholders.

The Carlyle Group Distribution Policy

Carlyle intends to distribute $0.16 per full quarter to common unitholders for each of the first three quarters of the calendar year, and to announce a year-end catch-up distribution in its fourth quarter earnings release. As noted in Carlyle’s Registration Statement on Form S-1, Carlyle intends to make the year-end catch-up distribution in an amount that, taken together with the other quarterly distributions, represents substantially all of its Distributable Earnings in excess of the amount determined by the General Partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and its funds or to comply with applicable law or any of its financing agreements. Carlyle anticipates that the aggregate amount of its distributions for most years will be less than its total Distributable Earnings for that year. The declaration and payment of any distribution is at the sole discretion of the General Partner, which may change the distribution policy at any time.

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The Carlyle Engine

Carlyle evaluates the underlying performance of its business on four key metrics, known as the Carlyle Engine: funds raised, equity invested, carry fund returns and realized proceeds for fund investors. The table below highlights the results of those metrics for Q4 2012 and for 2012 and 2011.

During Q4 2012, Carlyle generated net realized proceeds of $6.8 billion from 155 different investments across 39 carry funds. Carlyle deployed $3.3 billion of equity in Q4 2012 in 96 new or follow-on investments across 24 carry funds. For 2012, Carlyle realized proceeds of $18.7 billion, compared to $17.6 billion in 2011, and invested $7.9 billion in 2012 compared to $11.3 billion in 2011.

In 2012, 78% of realized proceeds were from sale activities, versus 88% in 2011. In addition, 58% of realized proceeds in 2012 were produced by funds actively realizing performance fees versus 64% in 2011.

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Carlyle All Segment Results for Fourth Quarter and Full Year 2012

•	Distributable Earnings (DE): $188 million for Q4 2012 and $688 million for 2012

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Pre-tax Distributable Earnings of $188 million for Q4 2012 equates to $0.49 per common unit on a post-tax basis. Post-IPO and after-tax Distributable Earnings per common unit for 2012 was $1.39. Distributable Earnings of $688 million in 2012 compares to $864 million in 2011.

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Fee-Related Earnings were $55 million for Q4 2012 and increased from $14 million in Q4 2011 due to an increase in fee earning assets under management, lower general and administrative expenses and $18 million in proceeds from an insurance settlement. Fee-Related Earnings of $170 million in 2012 increased 40% from $121 million in 2011.

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Realized Net Performance Fees of $127 million for Q4 2012 compares to $216 million in Q4 2011. For the current quarter, realized net performance fees were positively impacted by public equity exits in Hertz, Housing Development Finance Corporation (HDFC) and Kinder Morgan in Corporate Private Equity and the sale of Metaldyne in Global Market Strategies, among other full and partial realization events. Realized net performance fees of $502 million in 2012 compared to $678 million in 2011.

¡	Realized Investment Income was $6 million in Q4 2012. Realized investment income was $16 million in 2012.

•	Economic Net Income (ENI): $182 million for Q4 2012 and $736 million for 2012

¡	Economic Net Income was $182 million for Q4 2012 and $736 million for 2012. On an after-tax basis, Carlyle generated $0.47 in ENI per Adjusted Unit for Q4 2012.

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Q4 2012 ENI was positively impacted by appreciation of 4% in Carlyle’s carry fund portfolio, which excludes structured credit, hedge funds and Fund of Funds Solutions vehicles. Corporate Private Equity and Global Market Strategies carry funds were up an average of 5%, while Real Asset funds were up 1% compared to the end of Q3 2012. Carry fund appreciation was 14% in 2012 compared to 16% in 2011.

¡	Carlyle’s public carry fund portfolio increased 4% during Q4 2012 while the private carry fund portfolio increased 3%.

The Carlyle Group L.P. - All Segments (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 12 - Q4 12	QoQ	YoY	YTD
Revenues	666	894	61	584	505	2,044	(14%)	(24%)	(5%)
Expenses	411	501	119	365	323	1,308	(12%)	(21%)	(1%)
Economic Net Income	254	392	(57)	219	182	736	(17%)	(28%)	(12%)

Fee-Related Earnings	14	34	36	46	55	170	20%	289%	39%

Net Performance Fees	223	335	(107)	165	132	525	(20%)	(41%)	(17%)

Realized Net Performance Fees	216	143	76	156	127	502	(18%)	(41%)	(26%)

Distributable Earnings	247	179	115	206	188	688	(9%)	(24%)	(20%)

Total Assets Under Management ($ billion)	147.0	159.2	156.2	157.4	170.2		8%	16%
Fee-Earning Assets Under Management ($ billion)	111.0	117.0	112.0	115.1	123.1		7%	11%

Note: Totals may not sum due to rounding.

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Assets Under Management and Remaining Fair Value of Capital

•	Total Assets Under Management: $170.2 billion as of Q4 2012 (+16% in 2012)

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Changes versus Q3 2012: Acquisitions of equity interests in NGP Energy Capital Management and Vermillion Asset Management (+$14.4 billion), new capital commitments (+$3.5 billion), market appreciation (+$2.9 billion), foreign exchange impact (+$640 million), changes in par value of CLO collateral (-$383 million) and net distributions (-$8.0 billion).

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Increases versus year end 2011 primarily were due to acquisitions, portfolio appreciation, fundraising and foreign exchange impacts. Partially offsetting these additions was a significant level of distributions to fund investors.

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Total Dry Powder of $43.9 billion as of Q4 2012, comprised of Corporate Private Equity $17.6 billion, Global Market Strategies $1.8 billion, Real Assets $9.9 billion and Fund of Funds Solutions $14.5 billion.

•	Fee-Earning Assets Under Management: $123.1 billion as of Q4 2012 (+11% in 2012)

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Changes versus Q3 2012: Acquisitions (+$12.6 billion), asset inflows (+$2.8 billion), foreign exchange impact (+$968 million), market appreciation (+$394 million), change in the par value of CLO collateral (-$364 million) and net distributions and outflows (-$8.4 billion).

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As of December 31, 2012, Carlyle had raised Limited Partner commitments of $5.0 billion to several of its latest vintage funds, including our U.S. Buyout, Asia Buyout and Financial Services funds, which are not yet included in Fee-Earning Assets Under Management.

•	Remaining Fair Value of Capital (carry funds only) as of Q4 2012: $60 billion

¡	Current Multiple of Invested Capital (MOIC) of remaining fair value of capital: 1.2x.

¡	Remaining fair value of capital in the ground in investments made in 2008 or earlier: 48% of total fair value.

¡	AUM in-carry ratio as of the end of Q4 2012: 67%.

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Non-GAAP Operating Results

Carlyle’s non-GAAP results for Q4 2012 are provided in the table below:

Carlyle Group Summary
$ in millions, except unit and per unit amounts

Economic Net income	Q4 2012

Economic Net Income (pre-tax)	$182.2
Less: Provision for income taxes (1)	36.6

Economic Net Income, After Taxes	$145.6

Fully diluted units (in millions)	311.8

Economic Net Income, After Taxes per Adjusted Unit	$0.47

Distributable Earnings

Distributable Earnings	$187.5
Less: Estimated foreign, state, and local taxes (2)	12.5

Distributable Earnings, After Taxes	$175.0

Allocating Distributable Earnings for only public unitholders of The Carlyle Group L.P.

Distributable Earnings to The Carlyle Group L.P.	$24.7
Less: Estimated current corporate income taxes (3)	3.6

Distributable Earnings to The Carlyle Group L.P. net of corporate income taxes	$21.1

Units in public float (in millions)	43.2

Distributable Earnings, net, per The Carlyle Group L.P. common unit outstanding	$0.49

(1) Represents the implied provision for income taxes that was calculated using a similar methodology applied in calculating the tax provision for The Carlyle Group L.P., without any reduction for noncontrolling interests.

(2) Represents the implied provision for current income taxes that was calculated using a similar methodology applied in calculating the current tax provision for The Carlyle Group L.P., without any reduction for noncontrolling interests.

(3) Represents current corporate income taxes payable upon distributable earnings allocated to Carlyle Holdings I GP Inc. and estimated current Tax Receivable Agreement payments owed.

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Corporate Private Equity (CPE)

•	Distributable Earnings (DE): $74 million for Q4 2012 and $399 million for 2012. The following components impacted Distributable Earnings in Q4 and 2012:

¡	Fee Related Earnings were $18 million in Q4 2012 and $61 million for 2012, compared to $(4) million in Q4 2011 and $57 million in 2011.

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Realized Net Performance Fees were $54 million for Q4 2012 and $335 million for 2012, compared to $130 million for Q4 2011 and $465 million for 2011. In 2012, realized proceeds of $12.1 billion compared to $11.4 billion in 2011.

•	Economic Net Income (ENI): $122 million for Q4 2012 and $479 million for 2012

¡	Economic Net Income of $122 million for Q4 2012 and $479 million for 2012 compared to $162 million for Q4 2011 and $514 million for 2011.

¡	CPE carry fund valuations increased 5% in Q4 2012, compared with 7% in Q4 2011. For 2012, carry fund valuations increased 16%, in line with 16% appreciation in 2011.

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Net Performance Fees of $100 million for Q4 2012 and $394 million for 2012, compared to $152 million for Q4 2011 and $413 million for 2011. The composition of funds experiencing appreciation was different year-over-year, resulting in a lower increase in unrealized performance fees in 2012 versus 2011.

•	Assets Under Management (AUM): $53.3 billion as of Q4 2012

¡	Total AUM increased 4% during 2012 to $53.3 billion.

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Funds Raised of $3.0 billion was driven by an additional closing of our latest vintage U.S. buyout fund, a first closing in our latest vintage Asia buyout fund, as well as closings in our U.S. mid-market buyout fund, regional funds and various co-investments. For 2012, corporate private equity funds raised of $7.8 billion compared to $1.6 billion for 2011.

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Fee Earning Assets Under Management were $33.8 billion as of Q4 2012, down from $38.0 billion as of Q4 2011, with the decline driven by $5.2 billion in outflows, which are partially offset by fundraising.

Corporate Private Equity (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 12 - Q4 12	QoQ	YoY	YTD

Economic Net Income	162	244	(65)	177	122	479	(31%)	(24%)	(7%)

Net Performance Fees	152	215	(80)	159	100	394	(38%)	(34%)	(5%)

Realized Net Performance Fees	130	105	50	126	54	335	(57%)	(58%)	(28%)

Distributable Earnings	134	120	61	145	74	399	(49%)	(45%)	(29%)

Total Assets Under Management ($ in billions)	51.1	53.3	52.5	53.2	53.3		0%	4%
Fee-Earning Assets Under Management ($ in billions)	38.0	37.8	37.1	36.9	33.8		(8%)	(11%)

Note: Totals may not sum due to rounding.

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Global Market Strategies (GMS)

•	Distributable Earnings (DE): $86 million for Q4 2012 and $168 million for 2012. The following components impacted Distributable Earnings for Q4 and 2012:

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Fee Related Earnings were $31 million in Q4 2012 and $89 million for 2012, compared to $14 million for Q4 2011 and $57 million for 2011, as fee-earning AUM increased 34% for 2012 driven by organic fundraising, a new CLO issuance and acquisitions.

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Realized Net Performance Fees were $50 million for Q4 2012 and $66 million for 2012, compared to $67 million in Q4 2011 and $116 million for 2011, as the hedge funds generated less performance fees in 2012 when compared to 2011.

•	Economic Net Income (ENI): $59 million for Q4 2012 and $165 million for 2012

¡	Economic Net Income of $59 million for Q4 2012 and $165 million for 2012 compared to $22 million for Q4 2011 and $162 million for 2011.

¡	Net Performance Fees were $23 million for Q4 2012 and $53 million for 2012.

•	Assets Under Management (AUM): $32.5 billion as of Q4 2012

¡	Total AUM of $32.5 billion as of Q4 2012 increased 33% versus Q4 2011, while Fee-Earning AUM of $31.0 billion as of Q4 2012 increased 34% versus Q4 2011.

¡	Hedge Fund net inflows (excluding acquisitions) were flat in Q4 2012 and were $1.8 billion in 2012. Total hedge fund AUM was $12.1 billion as of Q4 2012.

¡	Carlyle raised a fourth new CLO during Q4 2012 with $620 million in assets. For the year, Carlyle raised four new CLOs with total capital of $2.3 billion.

¡	GMS Carry Fund AUM ended 2012 at $3.8 billion.

¡	Total Structured Credit AUM ended 2012 at $16.6 billion.

Global Markets Strategies (Actual Results)	Period					LTM	% Change

$ in millions, except AUM where noted	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 12 - Q4 12	QoQ	YoY	YTD

Economic Net Income	22	38	32	36	59	165	64%	169%	3%

Net Performance Fees	3	18	4	8	23	53	183%	673%	(25%)

Realized Net Performance Fees	67	15	1	1	50	66	7086%	(25%)	(43%)

Distributable Earnings	90	31	23	28	86	168	210%	(5%)	(13%)

Total Assets Under Management ($ in billions)	24.5	28.3	29.0	30.1	32.5		8%	33%

Fee-Earning Assets Under Management ($ in billions)	23.2	26.8	27.7	28.5	31.0		9%	34%

Funds Raised, excluding hedge funds ($ in billions)	0.0	0.7	0.8	0.8	1.2	3.5	50%	N.A.

Hedge Fund Net Inflows ($ in billions)	0.8	0.7	0.7	0.4	0.0	1.8	N.M.	N.M.

Note: Totals may not sum due to rounding. Funds Raised excludes the impact of acquisitions.

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Real Assets (RA)

•	Distributable Earnings (DE): $22 million for Q4 2012 and $102 million for 2012. The following components impacted Distributable Earnings in Q4 and 2012:

¡	Fee Related Earnings were $0.3 million in Q4 2012 and $3 million for 2012, compared to $(2) million for Q4 2011 and $(7) million for 2011.

¡	Realized Net Performance Fees were $22 million for Q4 2012 and $99 million for 2012, compared to $17 million for Q4 2011 and $90 million for 2011.

•	Economic Net Income (ENI): $(7) million for Q4 2012 and $67 million for 2012

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Economic Net Income was $(7) million for Q4 2012 and $67 million for 2012, compared to $64 million for Q4 2011 and $144 million for 2011. Real Assets carry fund valuations increased 9% in 2012 and 16% in 2011. The ENI loss in Q4 2012 was due to unrealized losses on real estate investments.

¡	Net Performance Fees were $6 million for Q4 2012 and $69 million for 2012, compared to $67 million for Q4 2011 and $146 million for 2011.

•	Assets Under Management (AUM): $40.2 billion as of Q4 2012

¡	Total AUM increased 31% versus 2011, driven largely by the investment in NGP Energy Capital Management and portfolio appreciation, offset by net distributions of $4.2 billion.

¡	Fee-Earning AUM of $29.3 billion was up 32% in 2012 compared to 2011, with the increase driven largely by the investment in NGP Energy Capital Management, partially offset by outflows of $5.3 billion.

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On December 20, 2012, Carlyle announced the acquisition of an equity interest in NGP Energy Capital Management which entitles Carlyle to 47.5% of NGP’s management fee related revenues. NGP had $12.1 billion in total AUM as of Q3 2012 and $10.3 billion in fee earning AUM as of Q4 2012. Although Carlyle does not consolidate NGP, Carlyle includes NGP AUM within Total AUM and Fee-Earning AUM.

Real Assets (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 12 - Q4 12	QoQ	YoY	YTD

Economic Net Income	64	101	(29)	2	(7)	67	(531%)	(111%)	(53%)

Net Performance Fees	67	99	(33)	(4)	6	69	272%	(91%)	(53%)

Realized Net Performance Fees	17	22	26	29	22	99	(25%)	30%	10%

Distributable Earnings	14	22	28	31	22	102	(27%)	60%	21%

Total Assets Under Management ($ in billions)	30.7	32.2	30.0	29.5	40.2		36%	31%

Fee-Earning Assets Under Management ($ in billions)	22.2	22.8	19.5	19.6	29.3		49%	32%

Note: Totals may not sum due to rounding.

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Fund of Funds Solutions (FoF)

•	Distributable Earnings (DE): $6 million for Q4 2012 and $18 million for 2012

¡	Fee Related Earnings of $5 million for Q4 2012 and $16 million for 2012.

¡	Realized Net Performance Fees were $1 million for Q4 2012 and $2 million for 2012.

•	Economic Net Income (ENI): $8 million for Q4 2012 and $24 million for full year 2012

•	Assets Under Management (AUM): $44.1 billion as of Q4 2012

¡	Total AUM was up 8% compared to 2011.

¡	Fee-Earning AUM of $28.9 billion increased 4% versus 2011.

¡	AlpInvest raised $349 million in new commitments during Q4 2012.

Fund of Funds Solutions (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 12 - Q4 12	QoQ	YoY	YTD

Economic Net Income	6	9	4	4	8	24	105%	27%	N.A.

Net Performance Fees	1	4	1	1	3	9	383%	190%	N.A.

Realized Net Performance Fees	3	0	0	0	1	2	233%	(67%)	N.A.

Distributable Earnings	9	6	3	3	6	18	68%	(37%)	N.A.

Total Assets Under Management ($ in billions)	40.7	45.4	44.6	44.6	44.1		(1%)	8%	N.A.

Fee-Earning Assets Under Management ($ in billions)	27.7	29.5	27.6	30.2	28.9		(4%)	4%	N.A.

Note: Carlyle Group acquired a 60% ownership interest in AlpInvest on July 1, 2011. Totals may not sum due to rounding.

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Balance Sheet Highlights

The amounts presented below exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance fees, as well as cash and debt associated with Carlyle’s consolidated funds. All data is as of December 31, 2012.

•	Cash and Cash Equivalents of $567 million.
•	On-balance sheet investments attributable to unitholders of $310 million, excluding the equity-method investment by Carlyle in NGP Energy Capital Management.
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Net Accrued Performance Fees attributable to unitholders of $1,200 million. These performance fees comprise Gross Accrued Performance Fees of $2,205 million less $79 million in accrued giveback obligation and $926 million in accrued performance fee compensation and non-controlling interest.

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Loans payable of $886 million, including $386 million drawn from the revolving credit facility. On January 15, 2013, Carlyle Holdings Finance L.L.C., an indirect subsidiary of The Carlyle Group L.P., issued $500 million aggregate principal amount of 3.875% Senior Notes due 2023. Carlyle used a portion of the net proceeds to repay the outstanding borrowings of $386 million under the revolving credit facility of its senior credit facility, as of December 31, 2012. The remaining net proceeds were used to prepay the initial $75 million amortization amount due under Carlyle’s term loan and for general corporate purposes.

Conference Call

Carlyle will host a conference call on February 21, 2013 at 8:00 a.m. EST to discuss Q4 and 2012 results and industry trends. Immediately following the prepared remarks, there will be a question and answer session for analysts and investors.

Analysts and institutional investors may listen to the call by dialing +1-800-850-2903 (international +1-253-237-1169) and mentioning “Carlyle Group Fourth Quarter 2012 Results Conference Call.” The conference call will be webcast simultaneously to the public through a link on the investor relations section of The Carlyle Group web site at ir.carlyle.com. An archived replay of the webcast also will be available on the website shortly after the live event.

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About The Carlyle Group

The Carlyle Group (NASDAQ: CG) is a global alternative asset manager with $170 billion of assets under management across 113 funds and 67 fund of fund vehicles as of December 31, 2012. Carlyle’s purpose is to invest wisely and create value on behalf of its investors, many of whom are public pensions. Carlyle invests across four segments – Corporate Private Equity, Real Assets, Global Market Strategies and Fund of Funds Solutions – in Africa, Asia, Australia, Europe, the Middle East, North America and South America. Carlyle has expertise in various industries, including: aerospace, defense & government services, consumer & retail, energy, financial services, healthcare, industrial, technology & business services, telecommunications & media and transportation. The Carlyle Group employs 1,400 people in 33 offices across six continents.

Web: www.carlyle.com

Videos: www.youtube.com/onecarlyle

Tweets: www.twitter.com/onecarlyle

Podcasts: www.carlyle.com/about-carlyle/market-commentary

Contacts:

Public Market Investor Relations:	Media:
Daniel Harris	Chris Ullman
Managing Director, Head of Public Market Investor Relations	Managing Director, Director of Global Communications
Phone: 212-813-4527	Phone: 202-729-5385
daniel.harris@carlyle.com	christopher.ullman@carlyle.com

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Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These statements are subject to risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our prospectus dated May 2, 2012, filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 4, 2012, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

This release does not constitute an offer for any Carlyle fund.

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The Carlyle Group L.P.

GAAP Statement of Operations (Unaudited)

	Three Months Ended		Year Ended
	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011
	(Dollars in millions, except unit and per unit data)
Revenues
Fund management fees	$263.5	$232.3	$977.6	$915.5
Performance fees
Realized	218.8	437.3	907.5	1,307.4
Unrealized	45.6	(52.2)	133.6	(185.8)

Total performance fees	264.4	385.1	1,041.1	1,121.6
Investment income (loss)
Realized	4.9	14.8	16.3	65.1
Unrealized	(7.2)	7.0	20.1	13.3

Total investment income (loss)	(2.3)	21.8	36.4	78.4
Interest and other income	4.6	0.2	14.5	15.8
Interest and other income of Consolidated Funds	225.1	192.4	903.5	714.0

Total revenues	755.3	831.8	2,973.1	2,845.3

Expenses
Compensation and benefits
Base compensation	191.5	97.3	624.5	374.5
Equity-based compensation	54.3	-	201.7	-
Performance fee related
Realized	97.2	89.5	285.5	225.7
Unrealized	33.6	(40.6)	32.2	(122.3)

Total compensation and benefits	376.6	146.2	1,143.9	477.9
General, administrative and other expenses	89.4	98.8	357.5	323.5
Interest	4.0	12.1	24.6	60.6
Interest and other expenses of Consolidated Funds	190.0	163.1	758.1	453.1
Other non-operating expenses	0.2	2.0	7.1	32.0

Total expenses	660.2	422.2	2,291.2	1,347.1

Other income (loss)
Net investment gains (losses) of Consolidated Funds	50.4	294.9	1,758.0	(323.3)
Gain on business acquisition	-	7.9	-	7.9

Income before provision for income taxes	145.5	712.4	2,439.9	1,182.8
Provision for income taxes	12.6	2.8	40.4	28.5

Net income	132.9	709.6	2,399.5	1,154.3
Net income (loss) attributable to non-controlling interests in consolidated entities	48.5	270.8	1,756.7	(202.6)

Net income attributable to Carlyle Holdings	84.4	$438.8	642.8	$1,356.9

Net income attributable to non-controlling interests in Carlyle Holdings	72.4		622.5

Net income attributable to The Carlyle Group L.P.	$12.0		$20.3

Net income attributable to The Carlyle Group L.P. per common unit
Basic	$0.28		$0.48

Diluted(1)	$0.25		$0.41

Weighted-average common units
Basic	43,300,792		42,562,928

Diluted	48,945,580		259,698,987

(1) Included in net income attributable to The Carlyle Group L.P. per common unit on a fully diluted basis is incremental net income from the assumed exchange of Carlyle Holdings partnership units of $87.1 million for the year ended December 31, 2012.

Page  |  14

Total Segment Information (Unaudited)

The following table sets forth information in the format used by management when making resource deployment decisions and in assessing the performance of our segments. The information below is the aggregate results of our four segments.

	Three Months Ended			Twelve Months Ended
	Dec 31, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2012	Dec 31, 2011
	(Dollars in millions)
Segment Revenues
Fund level fee revenues
Fund management fees	$248.9	$220.6	$233.9	$943.2	$870.5
Portfolio advisory fees, net	2.4	5.7	4.6	22.0	37.5
Transaction fees, net	13.9	9.9	7.2	27.5	38.2

Total fee revenues	265.2	236.2	245.7	992.7	946.2
Performance fees
Realized	200.6	414.6	276.4	869.1	1,301.3
Unrealized	39.3	(3.4)	49.0	126.9	(195.1)

Total performance fees	239.9	411.2	325.4	996.0	1,106.2
Investment income (loss)
Realized	5.6	17.2	4.6	16.3	65.6
Unrealized	(9.8)	0.4	3.8	25.2	15.8

Total investment income (loss)	(4.2)	17.6	8.4	41.5	81.4
Interest and other income	4.2	0.6	4.4	13.7	15.5

Total revenues	505.1	665.6	583.9	2,043.9	2,149.3

Segment Expenses
Compensation and benefits
Direct base compensation	112.5	101.0	97.9	417.4	404.4
Indirect base compensation	42.3	32.9	32.9	144.5	133.5
Equity-based compensation	0.6	-	0.6	1.8	-
Performance fee related
Realized	73.2	198.2	120.2	367.0	623.8
Unrealized	34.8	(9.8)	40.6	104.4	(148.0)

Total compensation and benefits	263.4	322.3	292.2	1,035.1	1,013.7
General, administrative, and other indirect expenses	49.5	72.9	62.3	227.2	221.5
Depreciation and amortization expense	6.1	3.4	6.2	21.5	21.8
Interest expense	3.9	12.8	4.7	24.5	59.2

Total expenses	322.9	411.4	365.4	1,308.3	1,316.2

Economic Net Income	$182.2	$254.2	$218.5	$735.6	$833.1

Fee Related Earnings	$54.5	$13.8	$45.5	$169.5	$121.3

Net Performance Fees	$131.9	$222.8	$164.6	$524.6	$630.4

Realized Net Performance Fees	$127.4	$216.4	$156.2	$502.1	$677.5

Investment Income (Loss)	$(4.2)	$17.6	$8.4	$41.5	$81.4

Distributable Earnings	$187.5	$247.4	$206.3	$687.9	$864.4

Page  |  15

Total Segment Information (Unaudited), cont

	Three Months Ended
						Dec 31, 2012 vs.
	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Dec 31, 2011	Sept 30, 2012
Economic Net Income,	(Dollars in millions)
Total Segments
Revenues
Segment fee revenues
Fund management fees	$220.6	$225.4	$235.0	$233.9	$248.9	$28.3	$15.0
Portfolio advisory fees, net	5.7	8.0	7.0	4.6	2.4	(3.3)	(2.2)
Transaction fees, net	9.9	2.7	3.7	7.2	13.9	4.0	6.7

Total fee revenues	236.2	236.1	245.7	245.7	265.2	29.0	19.5
Performance fees
Realized	414.6	281.8	110.3	276.4	200.6	(214.0)	(75.8)
Unrealized	(3.4)	349.7	(311.1)	49.0	39.3	42.7	(9.7)

Total performance fees	411.2	631.5	(200.8)	325.4	239.9	(171.3)	(85.5)
Investment income
Realized	17.2	2.1	4.0	4.6	5.6	(11.6)	1.0
Unrealized	0.4	21.2	10.0	3.8	(9.8)	(10.2)	(13.6)

Total investment income	17.6	23.3	14.0	8.4	(4.2)	(21.8)	(12.6)
Interest and other income	0.6	2.6	2.5	4.4	4.2	3.6	(0.2)

Total revenues	665.6	893.5	61.4	583.9	505.1	(160.5)	(78.8)

Expenses
Compensation and benefits
Direct base compensation	101.0	101.2	105.8	97.9	112.5	11.5	14.6
Indirect base compensation	32.9	33.1	36.2	32.9	42.3	9.4	9.4
Equity-based compensation	-	-	0.6	0.6	0.6	0.6	-
Performance fee related
Realized	198.2	139.1	34.5	120.2	73.2	(125.0)	(47.0)
Unrealized	(9.8)	157.6	(128.6)	40.6	34.8	44.6	(5.8)

Total compensation and benefits	322.3	431.0	48.5	292.2	263.4	(58.9)	(28.8)
General, administrative, and other indirect expenses	72.9	55.4	60.0	62.3	49.5	(23.4)	(12.8)
Depreciation and amortization expense	3.4	5.2	4.0	6.2	6.1	2.7	(0.1)
Interest expense	12.8	9.8	6.1	4.7	3.9	(8.9)	(0.8)

Total expenses	411.4	501.4	118.6	365.4	322.9	(88.5)	(42.5)

Economic Net Income (Loss)	$254.2	$392.1	$(57.2)	$218.5	$182.2	$(72.0)	$(36.3)

Fee Related Earnings	$13.8	$34.0	$35.5	$45.5	$54.5	$40.7	$9.0

Net Performance Fees	$222.8	$334.8	$(106.7)	$164.6	$131.9	$(90.9)	$(32.7)

Realized Net Performance Fees	$216.4	$142.7	$75.8	$156.2	$127.4	$(89.0)	$(28.8)

Investment Income (Loss)	$17.6	$23.3	$14.0	$8.4	$(4.2)	$(21.8)	$(12.6)

Distributable Earnings	$247.4	$178.8	$115.3	$206.3	$187.5	$(59.9)	$(18.8)

Page  |  16

Corporate Private Equity Segment Results (Unaudited)

	Three Months Ended
						Dec 31, 2012 vs.
	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Dec 31, 2011	Sept 30, 2012
Corporate Private Equity	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$123.6	$123.9	$124.0	$124.8	$123.5	$(0.1)	$(1.3)
Portfolio advisory fees, net	4.3	7.0	4.9	3.1	2.8	(1.5)	(0.3)
Transaction fees, net	8.3	1.6	1.6	6.2	9.6	1.3	3.4

Total fee revenues	136.2	132.5	130.5	134.1	135.9	(0.3)	1.8
Performance fees
Realized	262.2	223.0	80.6	241.4	94.5	(167.7)	(146.9)
Unrealized	79.7	241.3	(269.7)	72.8	86.4	6.7	13.6

Total performance fees	341.9	464.3	(189.1)	314.2	180.9	(161.0)	(133.3)
Investment income (loss)
Realized	8.1	0.8	1.5	(0.2)	1.2	(6.9)	1.4
Unrealized	5.9	14.5	3.7	(1.0)	3.3	(2.6)	4.3

Total investment income (loss)	14.0	15.3	5.2	(1.2)	4.5	(9.5)	5.7
Interest and other income	1.1	1.4	1.6	3.4	2.6	1.5	(0.8)

Total revenues	493.2	613.5	(51.8)	450.5	323.9	(169.3)	(126.6)

Expenses
Compensation and benefits
Direct base compensation	63.9	55.3	54.8	56.2	59.9	(4.0)	3.7
Indirect base compensation	23.7	20.8	24.1	19.9	27.7	4.0	7.8
Equity-based compensation	-	-	0.4	0.4	0.4	0.4	-
Performance fee related
Realized	131.9	117.6	31.0	115.6	40.5	(91.4)	(75.1)
Unrealized	58.0	132.0	(140.3)	39.2	40.8	(17.2)	1.6

Total compensation and benefits	277.5	325.7	(30.0)	231.3	169.3	(108.2)	(62.0)
General, administrative, and other indirect expenses	44.3	34.8	36.9	36.0	26.3	(18.0)	(9.7)
Depreciation and amortization expense	2.2	3.2	2.3	3.5	3.5	1.3	-
Interest expense	7.5	5.9	3.5	2.5	2.4	(5.1)	(0.1)

Total expenses	331.5	369.6	12.7	273.3	201.5	(130.0)	(71.8)

Economic Net Income (Loss)	$161.7	$243.9	$(64.5)	$177.2	$122.4	$(39.3)	$(54.8)

Fee Related Earnings	$(4.3)	$13.9	$10.1	$19.0	$18.3	$22.6	$(0.7)

Net Performance Fees	$152.0	$214.7	$(79.8)	$159.4	$99.6	$(52.4)	$(59.8)

Realized Net Performance Fees	$130.3	$105.4	$49.6	$125.8	$54.0	$(76.3)	$(71.8)

Investment Income (Loss)	$14.0	$15.3	$5.2	$(1.2)	$4.5	$(9.5)	$5.7

Distributable Earnings	$134.1	$120.1	$61.2	$144.6	$73.5	$(60.6)	$(71.1)

Page  |  17

Global Market Strategies Segment Results (Unaudited)

	Three Months Ended
						Dec 31, 2012 vs.
	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Dec 31, 2011	Sept 30, 2012
Global Market Strategies	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$44.9	$48.6	$59.5	$58.2	$70.9	$26.0	$12.7
Portfolio advisory fees, net	0.8	0.7	0.5	0.8	0.5	(0.3)	(0.3)
Transaction fees, net	-	-	-	0.3	3.2	3.2	2.9

Total fee revenues	45.7	49.3	60.0	59.3	74.6	28.9	15.3
Performance fees
Realized	108.5	32.4	1.3	0.9	77.8	(30.7)	76.9
Unrealized	(101.0)	12.7	4.0	5.7	(43.6)	57.4	(49.3)

Total performance fees	7.5	45.1	5.3	6.6	34.2	26.7	27.6
Investment income
Realized	9.3	1.3	2.8	4.6	4.4	(4.9)	(0.2)
Unrealized	(4.7)	3.7	4.8	0.8	0.3	5.0	(0.5)

Total investment income	4.6	5.0	7.6	5.4	4.7	0.1	(0.7)
Interest and other income	(0.4)	0.6	0.4	0.5	0.8	1.2	0.3

Total revenues	57.4	100.0	73.3	71.8	114.3	56.9	42.5

Expenses
Compensation and benefits
Direct base compensation	13.9	19.7	25.2	17.4	24.0	10.1	6.6
Indirect base compensation	3.9	4.9	4.5	5.9	6.0	2.1	0.1
Equity-based compensation	-	-	0.1	-	0.1	0.1	0.1
Performance fee related
Realized	41.8	17.8	0.7	0.2	27.5	(14.3)	27.3
Unrealized	(37.5)	9.7	0.2	(1.8)	(16.5)	21.0	(14.7)

Total compensation and benefits	22.1	52.1	30.7	21.7	41.1	19.0	19.4
General, administrative, and other indirect expenses	9.6	7.3	9.1	11.7	12.5	2.9	0.8
Depreciation and amortization expense	0.5	0.8	0.6	1.1	1.0	0.5	(0.1)
Interest expense	3.0	1.7	0.9	1.3	0.6	(2.4)	(0.7)

Total expenses	35.2	61.9	41.3	35.8	55.2	20.0	19.4

Economic Net Income	$22.2	$38.1	$32.0	$36.0	$59.1	$36.9	$23.1

Fee Related Earnings	$14.4	$15.5	$20.0	$22.4	$31.2	$16.8	$8.8

Net Performance Fees	$3.2	$17.6	$4.4	$8.2	$23.2	$20.0	$15.0

Realized Net Performance Fees	$66.7	$14.6	$0.6	$0.7	$50.3	$(16.4)	$49.6

Investment Income	$4.6	$5.0	$7.6	$5.4	$4.7	$0.1	$(0.7)

Distributable Earnings	$90.4	$31.4	$23.4	$27.7	$85.9	$(4.5)	$58.2

Page  |  18

Real Assets Segment Results (Unaudited)

	Three Months Ended
						Dec 31, 2012 vs.
	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Dec 31, 2011	Sept 30, 2012
Real Assets	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$35.8	$36.6	$34.1	$34.4	$35.9	$0.1	$1.5
Portfolio advisory fees, net	0.6	0.3	1.6	0.7	(0.9)	(1.5)	(1.6)
Transaction fees, net	1.6	1.1	2.1	0.7	1.1	(0.5)	0.4

Total fee revenues	38.0	38.0	37.8	35.8	36.1	(1.9)	0.3
Performance fees
Realized	16.9	23.2	27.0	31.9	24.5	7.6	(7.4)
Unrealized	50.8	82.4	(56.0)	(27.7)	(11.9)	(62.7)	15.8

Total performance fees	67.7	105.6	(29.0)	4.2	12.6	(55.1)	8.4
Investment income (loss)
Realized	(0.2)	-	(0.3)	0.2	-	0.2	(0.2)
Unrealized	(0.8)	3.0	1.5	4.0	(13.4)	(12.6)	(17.4)

Total investment income (loss)	(1.0)	3.0	1.2	4.2	(13.4)	(12.4)	(17.6)
Interest and other income	(0.2)	0.4	0.4	0.4	0.5	0.7	0.1

Total revenues	104.5	147.0	10.4	44.6	35.8	(68.7)	(8.8)

Expenses
Compensation and benefits
Direct base compensation	17.0	18.2	16.9	16.1	19.9	2.9	3.8
Indirect base compensation	5.3	6.4	5.6	5.7	6.8	1.5	1.1
Equity-based compensation	-	-	0.1	0.2	0.1	0.1	(0.1)
Performance fee related
Realized	0.3	0.9	1.5	2.5	2.4	2.1	(0.1)
Unrealized	0.5	5.9	2.1	5.3	4.0	3.5	(1.3)

Total compensation and benefits	23.1	31.4	26.2	29.8	33.2	10.1	3.4
General, administrative, and other indirect expenses	14.6	11.7	11.1	11.4	7.7	(6.9)	(3.7)
Depreciation and amortization expense	0.6	1.0	0.7	1.1	1.1	0.5	-
Interest expense	2.3	1.9	1.1	0.7	0.7	(1.6)	-

Total expenses	40.6	46.0	39.1	43.0	42.7	2.1	(0.3)

Economic Net Income (Loss)	$63.9	$101.0	$(28.7)	$1.6	$(6.9)	$(70.8)	$(8.5)

Fee Related Earnings	$(2.0)	$(0.8)	$2.7	$1.0	$0.3	$2.3	$(0.7)

Net Performance Fees	$66.9	$98.8	$(32.6)	$(3.6)	$6.2	$(60.7)	$9.8

Realized Net Performance Fees	$16.6	$22.3	$25.5	$29.4	$22.1	$5.5	$(7.3)

Investment Income (Loss)	$(1.0)	$3.0	$1.2	$4.2	$(13.4)	$(12.4)	$(17.6)

Distributable Earnings	$14.4	$21.5	$27.9	$30.6	$22.4	$8.0	$(8.2)

Page  |  19

Fund of Funds Solutions Segment Results (Unaudited)

	Three Months Ended
						Dec 31, 2012 vs.
	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Dec 31, 2011	Sept 30, 2012
Fund of Funds Solutions	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$16.3	$16.3	$17.4	$16.5	$18.6	$2.3	$2.1
Portfolio advisory fees, net	-	-	-	-	-	-	-
Transaction fees, net	-	-	-	-	-	-	-

Total fee revenues	16.3	16.3	17.4	16.5	18.6	2.3	2.1
Performance fees
Realized	27.0	3.2	1.4	2.2	3.8	(23.2)	1.6
Unrealized	(32.9)	13.3	10.6	(1.8)	8.4	41.3	10.2

Total performance fees	(5.9)	16.5	12.0	0.4	12.2	18.1	11.8
Investment income
Realized	-	-	-	-	-	-	-
Unrealized	-	-	-	-	-	-	-

Total investment income	-	-	-	-	-	-	-
Interest and other income	0.1	0.2	0.1	0.1	0.3	0.2	0.2

Total revenues	10.5	33.0	29.5	17.0	31.1	20.6	14.1

Expenses
Compensation and benefits
Direct base compensation	6.2	8.0	8.9	8.2	8.7	2.5	0.5
Indirect base compensation	-	1.0	2.0	1.4	1.8	1.8	0.4
Equity-based compensation	-	-	-	-	-	-	-
Performance fee related
Realized	24.2	2.8	1.3	1.9	2.8	(21.4)	0.9
Unrealized	(30.8)	10.0	9.4	(2.1)	6.5	37.3	8.6

Total compensation and benefits	(0.4)	21.8	21.6	9.4	19.8	20.2	10.4
General, administrative, and other indirect expenses	4.4	1.6	2.9	3.2	3.0	(1.4)	(0.2)
Depreciation and amortization expense	0.1	0.2	0.4	0.5	0.5	0.4	-
Interest expense	-	0.3	0.6	0.2	0.2	0.2	-

Total expenses	4.1	23.9	25.5	13.3	23.5	19.4	10.2

Economic Net Income	$6.4	$9.1	$4.0	$3.7	$7.6	$1.2	$3.9

Fee Related Earnings	$5.7	$5.4	$2.7	$3.1	$4.7	$(1.0)	$1.6

Net Performance Fees	$0.7	$3.7	$1.3	$0.6	$2.9	$2.2	$2.3

Realized Net Performance Fees	$2.8	$0.4	$0.1	$0.3	$1.0	$(1.8)	$0.7

Investment Income	$-	$-	$-	$-	$-	$-	$-

Distributable Earnings	$8.5	$5.8	$2.8	$3.4	$5.7	$(2.8)	$2.3

Page  |  20

Total Assets Under Management Roll Forward (Unaudited)

	Corporate Private Equity			Global Market Strategies (8)			Real Assets (9)			Fund of Funds (10)			Total
(USD in millions)	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM

Balance, As of September 30, 2012	$15,576	$37,595	$53,171	$1,277	$28,854	$30,131	$7,037	$22,446	$29,483	$15,518	$29,062	$44,580	$39,408	$117,957	$157,365
Acquisitions	-	-	-	-	2,275	2,275	4,000	8,106	12,106	-	-	-	4,000	10,381	14,381
Commitments (1)	2,924	-	2,924	566	-	566	(315)	-	(315)	308	-	308	3,483	-	3,483
Capital Called, net (2)	(1,623)	1,482	(141)	(145)	111	(34)	(1,052)	1,046	(6)	(1,607)	1,513	(94)	(4,427)	4,152	(275)
Distributions (3)	755	(5,036)	(4,281)	122	(463)	(341)	260	(1,496)	(1,236)	140	(2,291)	(2,151)	1,277	(9,286)	(8,009)
Subscriptions, net of Redemptions (4)	-	-	-	-	15	15	-	-	-	-	-	-	-	15	15
Changes in CLO collateral balances (5)	-	-	-	-	(383)	(383)	-	-	-	-	-	-	-	(383)	(383)
Market Appreciation/(Depreciation) (6)	-	1,652	1,652	-	161	161	-	85	85	-	1,041	1,041	-	2,939	2,939
Foreign exchange (7)	10	3	13	-	152	152	14	63	77	169	229	398	193	447	640

Balance, As of December 31, 2012	$17,642	$35,696	$53,338	$1,820	$30,722	$32,542	$9,944	$30,250	$40,194	$14,528	$29,554	$44,082	$43,934	$126,222	$170,156

Balance, As of December 31, 2011	$13,328	$37,737	$51,065	$1,079	$23,434	$24,513	$8,278	$22,394	$30,672	$14,840	$25,879	$40,719	$37,525	$109,444	$146,969
Acquisitions	-	-	-	-	5,178	5,178	4,000	8,106	12,106	-	-	-	4,000	13,284	17,284
Commitments (1)	7,560	-	7,560	1,202	-	1,202	(42)	-	(42)	3,561	-	3,561	12,281	-	12,281
Capital Called, net (2)	(4,474)	3,968	(506)	(625)	543	(82)	(3,510)	3,488	(22)	(4,475)	4,414	(61)	(13,084)	12,413	(671)
Distributions (3)	1,231	(12,017)	(10,786)	164	(1,008)	(844)	1,208	(5,411)	(4,203)	435	(6,576)	(6,141)	3,038	(25,012)	(21,974)
Subscriptions, net of Redemptions (4)	-	-	-	-	1,763	1,763	-	-	-	-	-	-	-	1,763	1,763
Changes in CLO collateral balances (5)	-	-	-	-	481	481	-	-	-	-	-	-	-	481	481
Market Appreciation/(Depreciation) (6)	-	6,035	6,035	-	311	311	-	1,581	1,581	-	5,037	5,037	-	12,964	12,964
Foreign exchange (7)	(3)	(27)	(30)	-	20	20	10	92	102	167	800	967	174	885	1,059

Balance, As of December 31, 2012	$17,642	$35,696	$53,338	$1,820	$30,722	$32,542	$9,944	$30,250	$40,194	$14,528	$29,554	$44,082	$43,934	$126,222	$170,156

(1) Represents capital raised by our carry funds and fund of funds vehicles, net of expired available capital.

(2) Represents capital called by our carry funds and fund of funds vehicles, net of fund fees and expenses. Equity Invested amounts may vary from Capital Called due to timing differences between acquisition and capital call dates.

(3) Represents distributions from our carry funds and fund of funds vehicles, net of amounts recycled. Distributions are based on when proceeds are actually distributed to investors, which may differ from when they are realized.

(4) Represents the net result of subscriptions to and redemptions from our hedge funds and open-end structured credit funds.

(5) Represents the change in the aggregate collateral balance and principal cash at par of the CLOs.

(6) Market Appreciation/(Depreciation) represents realized and unrealized gains (losses) on portfolio investments and changes in the net asset value of our hedge funds.

(7) Represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

(8) Ending balance is comprised of approximately $16.6 billion from our structured credit funds (including $0.1 billion of Available Capital), $12.1 billion in our hedge funds, and $3.8 billion (including $1.7 billion of Available Capital) in our carry funds.

(9) Amounts related to the NGP Funds are based on the latest available information (in most cases as of September 30, 2012).

(10) The fair market values for AlpInvest primary fund investments and secondary investment funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of September 30, 2012) as provided by their general partners, plus the net cash flows since the latest valuation, up to December 31, 2012.

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Fee Earning Assets Under Management Roll Forward (Unaudited)

	For the Three Months Ended December 31, 2012
(USD in millions)	Corporate Private Equity	Global Market Strategies	Real Assets (7)	Fund of Funds Solutions	Total

Fee-Earning AUM
Balance, Beginning of Period	$36,947	$28,450	$19,571	$30,156	$115,124
Acquisitions	-	2,260	10,308	-	12,568
Inflows, including Commitments (1)	391	578	502	1,337	2,808
Outflows, including Distributions (2)	(3,486)	(83)	(1,138)	(3,678)	(8,385)
Subscriptions, net of Redemptions (3)	-	8	-	-	8
Changes in CLO collateral balances (4)	-	(364)	-	-	(364)
Market Appreciation/(Depreciation) (5)	-	36	-	358	394
Foreign exchange and other (6)	(12)	149	62	769	968

Balance, End of Period	$33,840	$31,034	$29,305	$28,942	$123,121

	For the Twelve Months Ended December 31, 2012
(USD in millions)	Corporate Private Equity	Global Market Strategies	Real Assets (7)	Fund of Funds Solutions	Total

Fee-Earning AUM
Balance, Beginning of Period	$37,996	$23,186	$22,172	$27,671	$111,025
Acquisitions	-	5,126	10,308	-	15,434
Inflows, including Commitments (1)	1,087	1,283	2,006	7,480	11,856
Outflows, including Distributions (2)	(5,192)	(511)	(5,264)	(7,969)	(18,936)
Subscriptions, net of Redemptions (3)	-	1,786	-	-	1,786
Changes in CLO collateral balances (4)	-	311	-	-	311
Market Appreciation/(Depreciation) (5)	-	(164)	-	1,038	874
Foreign exchange and other (6)	(51)	17	83	722	771

Balance, End of Period	$33,840	$31,034	$29,305	$28,942	$123,121

(1) Inflows represent limited partner capital raised by our carry funds and fund of funds vehicles and capital invested by our carry funds and fund of funds vehicles outside the investment period.

(2) Outflows represent limited partner distributions from our carry funds and fund of funds vehicles and changes in basis for our carry funds and fund of funds vehicles where the investment period has expired.

(3) Represents the net result of subscriptions to and redemptions from our hedge funds and open-end structured credit funds.

(4) Represents the change in the aggregate fee-earning collateral balances at par of our CLOs, as of the quarterly cut-off dates.

(5) Market Appreciation/(Depreciation) represents changes in the net asset value of our hedge funds and our fund of fund vehicles based on the lower of cost or fair value.

(6) Represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

(7) ENERGY I, ENERGY II, ENERGY III, ENERGY IV, RENEW I, and RENEW II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. With the exception of ENERGY IV and RENEW II, where Carlyle has a minority representation on the funds’ management committees, management of each of the Energy Funds is vested in committees with equal representation by Carlyle and Riverstone, and the consent of representatives of both Carlyle and Riverstone is required for investment decisions. As of December 31, 2012, the Legacy Energy Funds had, in the aggregate, approximately $14.4 billion in AUM and $9.0 billion in fee-earning AUM. NGP VII, NGP VIII, NGP IX, NGP X, NGP M&R, NGP ETP I, NGP ETP II, and NGP CRC (collectively, the “NGP Funds”), are managed by NGP Energy Capital Management. As of December 31, 2012, the NGP Funds had, in the aggregate, approximately $12.1 billion in AUM and $10.3 billion in fee-earning AUM.

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Corporate Private Equity and Real Assets Fund Performance (Unaudited)

The fund return information reflected in this discussion and analysis is not indicative of the performance of The Carlyle Group L.P. and is also not necessarily indicative of the future performance of any particular fund. An investment in The Carlyle Group L.P. is not an investment in any of our funds. There can be no assurance that any of our existing or future funds will achieve similar returns.

			TOTAL INVESTMENTS					REALIZED/PARTIALLY REALIZED INVESTMENTS (5)

			as of December 31, 2012					as of December 31, 2012

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)

Corporate Private Equity		(Reported in Local Currency, in Millions)						(Reported in Local Currency, in Millions)
Fully Invested Funds (6)
CP II	10/1994	$1,331.1	$1,362.4	$4,071.5	3.0x	34%	25%	$1,362.4	$4,071.5	3.0x	34%
CP III	2/2000	$3,912.7	$4,031.6	$10,129.0	2.5x	27%	21%	$4,007.9	$10,114.8	2.5x	27%
CP IV	12/2004	$7,850.0	$7,612.6	$15,281.6	2.0x	15%	12%	$4,126.3	$10,188.9	2.5x	21%
CEP I	12/1997	€1,003.6	€981.6	€2,126.5	2.2x	18%	11%	€981.6	€2,126.5	2.2x	18%
CEP II	9/2003	€1,805.4	€2,046.5	€3,713.1	1.8x	38%	21%	€1,016.5	€2,763.9	2.7x	72%
CAP I	12/1998	$750.0	$627.7	$2,482.2	4.0x	25%	18%	$627.7	$2,482.2	4.0x	25%
CAP II	2/2006	$1,810.0	$1,611.3	$2,744.1	1.7x	12%	8%	$587.7	$1,719.4	2.9x	27%
CJP I	10/2001	¥50,000.0	¥47,291.4	¥130,279.3	2.8x	61%	37%	¥30,009.4	¥104,486.3	3.5x	72%
All Other Funds (9)	Various		$3,404.8	$5,074.5	1.5x	17%	7%	$2,305.1	$3,953.8	1.7x	22%
Coinvestments and Other (10)	Various		$7,017.2	$17,109.9	2.4x	36%	33%	$4,635.3	$14,185.2	3.1x	36%

Total Fully Invested Funds			$30,209.9	$66,103.9	2.2x	28%	21%	$20,635.9	$54,376.3	2.6x	31%

Funds in the Investment Period (6)
CP V	5/2007	$13,719.7	$11,031.9	$16,073.1	1.5x	16%	10%
CEP III	12/2006	€5,294.9	€4,199.8	€5,303.4	1.3x	9%	5%
CAP III	5/2008	$2,551.6	$1,764.8	$1,909.6	1.1x	4%	(2%)
CJP II	7/2006	¥165,600.0	¥135,239.7	¥134,722.4	1.0x	(0%)	(5%)
CGFSP I	9/2008	$1,100.2	$809.6	$1,105.2	1.4x	15%	8%
CAGP IV	6/2008	$1,041.4	$545.1	$664.4	1.2x	12%	1%
CEOF I (22)	5/2011	$1,017.7	$220.6	$250.6	1.1x	n/m	n/m
All Other Funds (11)	Various		$1,259.8	$1,497.8	1.2x	10%	0%

Total Funds in the Investment Period			$22,772.4	$30,088.9	1.3x	12%	6%	$4,693.7	$9,621.8	2.0x	25%

TOTAL CORPORATE PRIVATE EQUITY (12)			$52,982.3	$96,192.8	1.8x	26%	18%	$25,329.6	$63,998.0	2.5x	31%

			TOTAL INVESTMENTS					REALIZED/PARTIALLY REALIZED INVESTMENTS (5)

			as of December 31, 2012					as of December 31, 2012

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)

Real Assets			(Reported in Local Currency, in Millions)					(Reported in Local Currency, in Millions)

Fully Invested Funds (6)
CRP III	11/2000	$564.1	$522.5	$1,343.6	2.6x	44%	30%	$522.5	$1,343.6	2.6x	44%
CRP IV	12/2004	$950.0	$1,186.1	$1,130.8	1.0x	(1%)	(5%)	$441.8	$463.9	1.0x	3%
CRP V	11/2006	$3,000.0	$3,162.5	$4,163.7	1.3x	9%	6%	$1,809.7	$2,429.5	1.3x	11%
CEREP I	3/2002	€426.6	€517.0	€741.6	1.4x	13%	7%	€441.2	€751.2	1.7x	19%
CEREP II	4/2005	€762.7	€826.9	€268.1	0.3x	(27%)	(26%)	€416.5	€185.2	0.4x	(27%)
CEREP III	5/2007	€2,229.5	€1,731.0	€1,996.9	1.2x	5%	1%	€-	€3.5	n/a	n/a
Energy II	7/2002	$1,100.0	$1,330.8	$3,599.3	2.7x	81%	54%	$827.4	$3,335.1	4.0x	105%
Energy III	10/2005	$3,800.0	$3,543.9	$6,684.1	1.9x	16%	12%	$1,504.9	$4,265.3	2.8x	28%
Energy IV	12/2007	$5,979.1	$5,071.7	$8,027.4	1.6x	24%	15%	$1,710.6	$3,650.0	2.1x	32%
All Other Funds (13)	Various		$1,726.3	$1,722.2	1.0x	(0%)	(8%)	$1,297.2	$1,547.9	1.2x	10%
Coinvestments and Other (10)	Various		$3,984.8	$6,714.8	1.7x	20%	16%	$1,731.5	$3,854.6	2.2x	29%

Total Fully Invested Funds			$24,586.8	$37,353.9	1.5x	17%	10%	$10,977.6	$22,130.2	2.0x	28%

Funds in the Investment Period (6)
CRP VI	9/2010	$2,340.0	$712.0	$876.9	1.2x	29%	13%
CIP	9/2006	$1,143.7	$908.9	$908.2	1.0x	(0%)	(5%)
Renew II	3/2008	$3,417.5	$2,647.7	$3,526.5	1.3x	14%	8%
All Other Funds (14)	Various		$758.6	$771.0	1.0x	1%	(4%)

Total Funds in the Investment Period			$5,027.2	$6,082.7	1.2x	10%	4%	$979.7	$1,040.7	1.1x	3%

TOTAL REAL ASSETS (12)			$29,614.0	$43,436.6	1.5x	16%	10%	$11,957.3	$23,170.8	1.9x	27%

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Global Markets Strategies Carry Funds and Fund of Funds Solutions (Unaudited)

			TOTAL INVESTMENTS

			as of December 31, 2012			Inception to December 31, 2012

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (15)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)

Global Market Strategies	(Reported in Local Currency, in Millions)
CSP II	6/2007	$1,352.3	$1,352.3	$2,255.7	1.7x	17%	12%
CEMOF I (21)	12/2010	$1,382.5	$224.1	$265.3	1.2x	n/m	n/m

			TOTAL INVESTMENTS

			as of December 31, 2012			Inception to December 31, 2012

	Vintage Year	Committed Capital	Cumulative Invested Capital (2)(18)	Total Fair Value (3)(18)	MOIC (4)	Gross IRR (7)	Net IRR (8)

Fund of Funds Solutions (16)			(Reported in Local Currency, in Millions)
Fully Committed Funds (17)
Main Fund I - Fund Investments	2000	€5,174.6	€3,899.3	€6,226.6	1.6x	12%	12%
Main Fund II - Fund Investments	2003	€4,545.0	€4,374.7	€6,159.0	1.4x	9%	9%
Main Fund III - Fund Investments	2005	€11,500.0	€9,775.7	€11,467.2	1.2x	5%	5%
Main Fund I - Secondary Investments	2002	€519.4	€462.9	€868.2	1.9x	55%	51%
Main Fund II - Secondary Investments	2003	€998.4	€919.8	€1,632.1	1.8x	28%	26%
Main Fund III - Secondary Investments	2006	€2,250.0	€2,073.6	€2,706.7	1.3x	9%	9%
Main Fund IV - Secondary Investments	2010	€1,856.4	€1,578.4	€2,034.7	1.3x	21%	20%
Main Fund II - Co-Investments	2003	€1,090.0	€872.9	€2,318.2	2.7x	45%	43%
Main Fund III - Co-Investments	2006	€2,760.0	€2,456.9	€2,768.8	1.1x	3%	2%
Main Fund II - Mezzanine Investments	2004	€700.0	€704.1	€923.4	1.3x	8%	7%
Main Fund III - Mezzanine Investments	2006	€2,000.0	€1,368.6	€1,754.9	1.3x	11%	9%
All Other Funds (19)	Various		€1,275.4	€1,882.6	1.5x	18%	15%

Total Fully Committed Funds			€29,762.1	€40,742.4	1.4x	11%	10%

Funds in the Commitment Period
Main Fund IV - Fund Investments	2009	€4,880.0	€1,364.7	€1,385.2	1.0x	2%	(0%)
Main Fund V - Fund Investments (23)	2012	€4,151.1	€12.5	€11.5	0.9x	n/m	n/m
Main Fund V - Secondary Investments	2011	€2,377.3	€572.7	€651.8	1.1x	46%	41%
Main Fund IV - Co-Investments	2010	€1,475.0	€1,216.9	€1,393.7	1.1x	10%	8%
Main Fund V - Co-Investments (23)	2012	€1,227.3	€110.5	€110.4	1.0x	n/m	n/m
All Other Funds (19)	Various		€96.0	€101.0	1.1x	18%	13%

Total Funds in the Commitment Period			€3,373.3	€3,653.6	1.1x	8%	6%

TOTAL FUND OF FUNDS SOLUTIONS			€33,135.5	€44,396.1	1.3x	11%	10%

TOTAL FUND OF FUNDS SOLUTIONS (USD) (20)			$43,731.6	$58,593.2	1.3x

Page  |  24

(1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997. For our Global Market Strategies segment, CSP II was formed in 2007 and CEMOF I was formed in 2010.

(2) Represents the original cost of all capital called for investments since inception of the fund.

(3) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest.

(4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital.

(5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity and Total Real Assets.

(6) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had its first capital call, the predecessor fund is categorized as fully invested.

(7) Gross Internal Rate of Return (“IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value before management fees, expenses and carried interest.

(8) Net Internal Rate of Return (“IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest.

(9) Aggregate includes the following funds: CP I, CMG, CVP I, CVP II, CUSGF III, CEVP, CETP I, CAVP I, CAVP II, CAGP III and Mexico.

(10) Includes co-investments, prefund investments and certain other stand-alone investments arranged by us.

(11) Aggregate includes the following funds: MENA, CSABF, CSSAF, CETP II, CBPF, and CPF I.

(12) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate.

(13) Aggregate includes the following funds: CRP I, CRP II, CAREP I, ENERGY I and RENEW I

(14) Aggregate includes the following funds: CAREP II and CRCP I.

(15) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC.

(16) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest and b) Direct Investments, which was spun off from AlpInvest in 2005. As of December 31, 2012, these excluded investments represent $0.7 billion of AUM.

(17) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement.

(18) To exclude the impact of FX, all foreign currency cash flows have been converted to Euro at the reporting period spot rate.

(19) Aggregate includes Main Fund I - Co-Investments, Main Fund I - Mezzanine Investments, AlpInvest CleanTech Funds and funds which are not included as part of a main fund.

(20) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end.

(21) Gross IRR and Net IRR for CEMOF I are not meaningful as the investment period commenced in December 2010.

(22) Gross IRR and Net IRR for CEOF I are not meaningful as the investment period commenced in May 2011.

(23) Gross IRR and Net IRR are not meaningful as commitment periods commenced in Q3 2012.

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Reconciliation for Economic Net Income and Distributable Earnings (Unaudited)

	Three Months Ended
	December 31, 2012	December 31, 2011
	(Dollars in millions)

Income before provision for income taxes	$145.5	$712.4
Adjustments:
Partner compensation	-	(213.2)
Equity-based compensation issued in conjunction with the IPO	53.9	-
Acquisition related charges and amortization of intangibles	39.3	34.4
Gain on business acquisition	-	(7.9)
Other non-operating expenses	0.2	2.0
Net income attributable to non-controlling interests in consolidated entities	(48.5)	(270.8)
Provision for income taxes attributable to non-controlling interests in consolidated entities	(9.8)	-
Severance and lease terminations	0.9	(1.8)
Other adjustments	0.7	(0.9)

Economic Net Income	$182.2	$254.2

Net performance fees	131.9	222.8
Investment income (loss)	(4.2)	17.6

Fee Related Earnings	$54.5	$13.8

Realized performance fees, net of related compensation	127.4	216.4
Investment income - realized	5.6	17.2

Distributable Earnings	$187.5	$247.4

Depreciation and amortization expense	6.1	3.4
Interest expense	3.9	12.8

Adjusted EBITDA	$197.5	$263.6

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Reconciliation for Economic Net income and Distributable Earnings, cont

(Unaudited)

	For the Three Months Ended	Pro Forma(1) for the Year Ended
	December 31, 2012	December 31, 2012
	(Dollars in millions, except unit and per unit amounts)

Economic Net Income	$182.2
Less: Provision for Income Taxes	36.6

Economic Net Income, After Taxes	$145.6

Economic Net Income, After Taxes per Adjusted Unit(2)	$0.47

Distributable Earnings	$187.5	$699.6
Less: Estimated foreign, state, and local taxes	12.5	44.1

Distributable Earnings, After Taxes	$175.0	$655.5

Distributable Earnings to The Carlyle Group L.P.	$24.7	$85.3
Less: Estimated current corporate income taxes and TRA payments	3.6	6.0

Distributable Earnings to The Carlyle Group L.P. net of corporate income taxes	$21.1	$79.3

Distributable Earnings, net, per The Carlyle Group L.P. common unit outstanding(3)	$0.49	$1.83	(4)

(1)	The selected pro forma non-GAAP financial measures for the year ended December 31, 2012 presents those measures giving pro forma effect to the Reorganization and Offering Transactions described in our final Prospectus dated May 2, 2012, as if such transactions had occurred on January 1, 2012.

(2)	Adjusted Units (as used in Economic Net Income, After Taxes per Adjusted Unit) were determined as follows:

The Carlyle Group L.P. common units outstanding	43,244,180
Carlyle Holdings partnership units not held by The Carlyle Group L.P.	262,873,250
Dilutive effect of unvested deferred restricted common units	3,272,694
Contingently issuable Carlyle Holdings partnership units	2,372,094

Total Adjusted Units	311,762,218

(3)	As of December 31, 2012, there are 43,244,180 outstanding common units of The Carlyle Group L.P.

(4)	Assuming the distribution of 80% of pro forma Distributable Earnings, net, per common unit for the year ended December 31, 2012, or $1.46 per common unit, and the initial public offering price of our common units of $22.00, the pro-forma full-year yield on our common units would have been 6.7%.

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Pro Forma Consolidated Statement of Operations (Unaudited)

Pro Forma(1) for the Year Ended
Dec 31, 2012
(Dollars in millions, except unit and per unit data)
Revenues
Fund management fees	$977.6
Performance fees
Realized	907.5
Unrealized	133.6

Total performance fees	1,041.1
Investment income
Realized	15.6
Unrealized	8.9

Total investment income	24.5
Interest and other income	14.4
Interest and other income of Consolidated Funds	903.5

Total revenues	2,961.1

Expenses
Compensation and benefits
Base compensation	691.5
Equity-based compensation	213.2
Performance fee related
Realized	374.7
Unrealized	96.1

Total compensation and benefits	1,375.5
General, administrative and other expenses	357.5
Interest	17.4
Interest and other expenses of Consolidated Funds	758.1
Other non-operating expenses	10.6

Total expenses	2,519.1

Other income
Net investment gains of Consolidated Funds	1,757.5

Income before provision for income taxes	2,199.5
Provision for income taxes	41.8

Net income	2,157.7
Net income attributable to non-controlling interests in consolidated entities	1,788.1

Net income attributable to Carlyle Holdings	369.6
Net income attributable to non-controlling interests in Carlyle Holdings	324.1

Net income attributable to The Carlyle Group L.P.	$45.5

Net income attributable to The Carlyle Group L.P. per common unit
Basic(2)	$1.19

Diluted(2)	$1.07

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Pro Forma Consolidated Statement of Operations (Unaudited), cont

(1)	The pro forma consolidated statement of operations data for the year ended December 31, 2012 presents our consolidated results of operations giving pro forma effect to the Reorganization and Offering Transactions described in our final Prospectus dated May 2, 2012, as if such transactions had occurred on January 1, 2012. The pro forma adjustments applied to the statement of operations primarily relate to the following: (a) a change in the allocation of performance fees to our investment professionals from approximately 55% prior to the IPO to approximately 45% after the IPO; (b) the recognition of partner compensation as an expense in the pro-forma results, which was excluded from our actual results for periods prior to the IPO, when it was shown as distributions from equity; (c) pro forma stock-based compensation charges for awards issued in the IPO; (d) the reclassification of performance fees allocable to retired Carlyle partners to non-controlling interests; and (e) the reduction of interest expense associated with the pro forma repayment of debt with the IPO proceeds. The pro forma adjustments are based on available information and upon assumptions our management believes are reasonable in order to reflect, on a pro forma basis, the impact of these transactions on the historical consolidated financial information of The Carlyle Group L.P. The unaudited pro forma financial information is included for informational purposes only and does not purport to reflect the results of operations of The Carlyle Group L.P. that would have occurred had the transactions described above occurred on the dates indicated or had we operated as a public company during the periods presented or for any future period or date.

(2)	Common units used in these calculations are as follows:

	Basic	Diluted
Weighted-average common units of The Carlyle Group L.P. outstanding	38,344,199	38,344,199
Dilutive effect of unvested deferred restricted common units	-	2,851,762
Contingently issuable Carlyle Holdings partnership units	-	1,294,846

Total common units	38,344,199	42,490,807

The weighted-average common units outstanding was calculated assuming the Reorganization and Offering Transactions described in our final Prospectus dated May 2, 2012 had occurred on January 1, 2012.

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Reconciliation of Non-GAAP to GAAP for 12-Month Rolling Summary (Unaudited)

	Year Ended		Pro Forma(1) for the Year Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012
	(Dollars in millions)

Income before provision for income taxes	$2,439.9	$1,182.8	$2,199.5
Adjustments:
Partner compensation	(265.4)	(671.5)	-
Equity-based compensation issued in conjunction with IPO	200.1	-	210.9
Acquisition related charges and amortization of intangibles	128.3	91.5	127.4
Gain on business acquisition	-	(7.9)	-
Other non-operating expenses	7.1	32.0	10.6
Net income attributable to non-controlling interests in consolidated entities	(1,756.7)	202.6	(1,788.1)
Provision for income taxes attributable to non-controlling interests in consolidated entities	(19.5)	-	(19.5)
Severance and lease terminations	5.9	4.5	5.9
Other adjustments	(4.1)	(0.9)	(4.1)

Economic Net Income	$735.6	$833.1	$742.6

Net performance fees	524.6	630.4	541.4
Investment income	41.5	81.4	25.3

Fee Related Earnings	$169.5	$121.3	$175.9

Realized performance fees, net of related compensation	502.1	677.5	508.7
Investment income - realized	16.3	65.6	15.0

Distributable Earnings	$687.9	$864.4	$699.6

Depreciation and amortization expense	21.5	21.8	21.5
Interest expense	24.5	59.2	17.3

Adjusted EBITDA	$733.9	$945.4	$738.4

(1)	The selected pro forma non-GAAP financial measures for the year ended December 31, 2012 presents these measures giving pro forma effect to the Reorganization and Offering Transactions described in our final Prospectus dated May 2, 2012, as if such transactions had occurred on January 1, 2012.

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The Carlyle Group L.P.

GAAP Balance Sheet (Unaudited)

	As of December 31, 2012
	Consolidated Operating Entities	Consolidated Funds	Eliminations	Consolidated
	(Dollars in millions)
Assets
Cash and cash equivalents	$567.1	$-	$-	$567.1
Cash and cash equivalents held at Consolidated Funds	-	1,646.6	-	1,646.6
Restricted cash	34.5	-	-	34.5
Restricted cash and securities of Consolidated Funds	-	36.3	-	36.3
Accrued performance fees	2,204.9	-	(12.4)	2,192.5
Investments	932.6	-	(51.4)	881.2
Investments of Consolidated Funds	-	24,815.7	-	24,815.7
Due from affiliates and other receivables, net	201.5	-	(10.8)	190.7
Due from affiliates and other receivables of Consolidated Funds, net	-	331.8	-	331.8
Fixed assets, net	63.6	-	-	63.6
Deposits and other	44.2	4.2	-	48.4
Intangible assets, net	691.1	-	-	691.1
Deferred tax assets	67.1	-	-	67.1

Total assets	$4,806.6	$26,834.6	$(74.6)	$31,566.6

Liabilities and partners’ capital
Loans payable	$886.3	$-	$-	$886.3
Loans payable of Consolidated Funds	-	13,708.2	(51.5)	13,656.7
Accounts payable, accrued expenses and other liabilities	215.0	-	-	215.0
Accrued compensation and benefits	1,318.2	-	-	1,318.2
Due to affiliates	290.4	42.1	(0.4)	332.1
Deferred revenue	57.9	1.5	-	59.4
Deferred tax liabilities	61.1	-	-	61.1
Other liabilities of Consolidated Funds	-	1,405.0	(19.2)	1,385.8
Accrued giveback obligations	79.0	-	(9.8)	69.2

Total liabilities	2,907.9	15,156.8	(80.9)	17,983.8

Redeemable non-controlling interests in consolidated entities	6.0	2,881.4	-	2,887.4

Total partners’ capital	1,892.7	8,796.4	6.3	10,695.4

Total liabilities and partners’ capital	$4,806.6	$26,834.6	$(74.6)	$31,566.6

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The Carlyle Group L.P.

Non-GAAP Financial Information and Other Key Terms

Non-GAAP Financial Information

Carlyle discloses in this press release the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America:

•

Economic net income or “ENI,” represents segment net income which excludes the impact of income taxes, acquisition-related items including amortization of acquired intangibles and contingent consideration taking the form of earn-outs, charges associated with equity-based compensation issued in Carlyle’s initial public offering or in acquisitions or strategic investments, corporate actions and infrequently occurring or unusual events. Carlyle believes the exclusion of these items provides investors with a meaningful indication of its core operating performance. For segment reporting purposes, revenues and expenses, and accordingly segment net income, are presented on a basis that deconsolidates certain Carlyle funds, related co-investment entities and CLOs (referred to collectively as the “Consolidated Funds”) that Carlyle consolidates in its consolidated financial statements pursuant to U.S. GAAP. For periods prior to its Initial Public Offering, ENI also reflects pro forma compensation expense for compensation to senior Carlyle professionals, which Carlyle has accounted for as distributions from equity rather than as employee compensation for periods prior to its Initial Public Offering. Total Segment ENI equals the aggregate of ENI for all segments. ENI is evaluated regularly by management in making resource deployment decisions and in assessing performance of Carlyle’s four segments and for compensation. Carlyle believes that reporting ENI is helpful to understanding its business and that investors should review the same supplemental financial measure that management uses to analyze its segment performance.

•

Fee Related Earnings is a component of ENI and is used to measure Carlyle’s operating profitability exclusive of performance fees, investment income from investments in Carlyle’s funds and performance fee-related compensation. Accordingly, Fee Related Earnings reflect the ability of the business to cover direct base compensation and operating expenses from fee revenues other than performance fees. For periods prior to its Initial Public Offering, Fee Related Earnings also reflects pro forma compensation expense for compensation to senior Carlyle professionals, which Carlyle has accounted for as distributions from equity rather than as employee compensation for periods prior to its Initial Public Offering. Fee Related Earnings are reported as part of Carlyle’s segment results. Carlyle uses Fee Related Earnings from operations to measure its profitability from fund management fees.

•

Distributable Earnings is a component of ENI representing total ENI less net performance fees and investment income plus realized net performance fees and realized investment income. Distributable Earnings is intended to show the amount of net realized earnings without the effects of consolidation of the Consolidated Funds. Distributable Earnings is derived from Carlyle’s segment reported results and is an additional measure to assess performance and amounts potentially available for distribution from Carlyle Holdings to its equity holders.

•

Adjusted EBITDA is a component of ENI and is used to measure Carlyle’s ability to cover recurring operating expenses from cash earnings. Adjusted EBITDA is computed as ENI excluding unrealized performance fees, unrealized performance fee compensation, unrealized investment income, depreciation and amortization expense, and interest expense.

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Income before provision for income taxes is the GAAP financial measure most comparable to ENI, Fee Related Earnings, Distributable Earnings, and Adjusted EBITDA. Reconciliations of these non-GAAP financial measures to income before provision for income taxes are included within this press release. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP.

Other Key Terms

“Assets under management” or “AUM” refers to the assets managed by Carlyle. AUM equals the sum of the following:

(a) the fair value of the capital invested in Carlyle carry funds, co-investment vehicles, management fee funds and fund of funds vehicles plus the capital that Carlyle is entitled to call from investors in those funds and vehicles (including Carlyle commitments to those funds and vehicles and those of senior Carlyle professionals and employees) pursuant to the terms of their capital commitments to those funds and vehicles;

(b) the amount of aggregate collateral balance and principal cash at par of our CLOs (inclusive of all positions) and the reference portfolio notional amount of our synthetic CLOs; and

(c) the net asset value (pre-redemptions and subscriptions) of Carlyle’s long/short credit, emerging markets, multi-product macroeconomic and other hedge funds and certain structured credit funds.

AUM includes certain energy and renewable resources funds that Carlyle jointly advises with Riverstone Investment Group L.L.C. (“Riverstone”) and certain management fee funds advised by NGP Energy Capital Management. In addition, Carlyle’s calculation of AUM (but not fee-earning AUM) includes uncalled commitments to, and the fair value of invested capital in, investment funds from Carlyle and its personnel, regardless of whether such commitments or invested capital are subject to fees.

“Available capital,” commonly known as “dry powder,” for Carlyle’s carry funds and management fee funds refers to the amount of capital commitments available to be called for investments. Amounts previously called may be added back to available capital following certain distributions.

“Carlyle funds,” “our funds” and “our investment funds” refer to the investment funds and vehicles advised by Carlyle.

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“Carry funds” refers to those investment funds that Carlyle advises, including the buyout funds, growth capital funds, real estate funds, infrastructure funds, certain energy funds and distressed debt and mezzanine funds (but excluding Carlyle’s structured credit funds, hedge funds and fund of funds vehicles as well as the management fee funds), where Carlyle receives a special residual allocation of income, which is referred to as a “carried interest,” in the event that specified investment returns are achieved by the fund.

“Expired available capital” occurs when a fund has passed the investment and follow-on periods and can no longer invest capital into new or existing deals. Any remaining available capital, typically a result of either recycled distributions or specific reserves established for the follow-on period that are not drawn, can only be called for fees and expenses and is therefore removed from the total AUM calculation.

“Fee-earning assets under management” or “Fee-earning AUM” refers to the assets managed by Carlyle from which Carlyle derives recurring fund management fees. Fee-earning AUM generally equals the sum of:

(a) for carry funds and certain co-investment vehicles where the investment period has not expired, the amount of limited partner capital commitments, for fund of funds vehicles, the amount of external investor capital commitments during the commitment period, and for management fee funds, the amount of investor capital commitments before the first investment realization;

(b) for substantially all carry funds and certain co-investment vehicles where the investment period has expired, the remaining amount of limited partner invested capital and for management fee funds where the first investment has been realized, the amount of partner commitments less realized and written-off investments;

(c) the amount of aggregate fee-earning collateral balance at par of our collateralized loan obligations (“CLOs”), as defined in the fund indentures (typically exclusive of equities and defaulted positions) as of the quarterly cut-off date for each CLO, and the reference portfolio notional amount of our synthetic collateralized loan obligations (“synthetic CLOs”);

(d) the external investor portion of the net asset value (pre-redemptions and subscriptions) of our long/short credit, emerging markets, multi-product macroeconomic and other hedge funds and certain structured credit funds; and

(e) for fund of funds vehicles where the commitment fee period has expired and certain carry funds where the investment period has expired, the lower of cost or fair value of invested capital.

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Fee-earning AUM includes certain energy and renewable resources funds that Carlyle jointly advises with Riverstone and certain management fee funds advised by NGP Energy Capital Management.

For Carlyle’s carry funds, co-investment vehicles, management fee funds and fund of funds vehicles, total AUM includes the fair value of the capital invested, whereas fee-earning AUM includes the amount of capital commitments or the remaining amount of invested capital at cost, depending on whether the investment period for the fund has expired. As such, fee-earning AUM may be greater than total AUM when the aggregate fair value of the remaining investments is less than the cost of those investments.

“Fund of funds vehicles” refer to those funds, accounts and vehicles advised by AlpInvest Partners B.V., formerly known as AlpInvest Partners N.V.

“Management fee funds” refers to those funds advised by NGP Energy Capital Management. In December 2012, Carlyle acquired an equity interest in NGP Energy Capital Management that entitles Carlyle to an allocation of income equal to 47.5% of the management fee-related revenues of the NGP Energy Capital Management entities that serve as the advisors to certain private equity funds.

“Net performance fees” refers to the performance fees from Carlyle funds and fund of funds vehicles net of the portion allocated to Carlyle investment professionals which is reflected as performance fee related compensation expense.

“Performance fees” consist principally of carried interest from carry funds and fund of funds vehicles and incentive fees or allocations from certain of our Global Market Strategies funds. Carlyle is generally entitled to a 20% allocation (or 1.8% to 10% in the case of most of the fund of funds vehicles) of the net realized income or gain as a carried interest after returning the invested capital, the allocation of preferred returns of generally 8% to 9% and the return of certain fund costs (subject to catch-up provisions as set forth in the fund limited partnership agreement). Carried interest revenue, which is a component of performance fees in Carlyle’s consolidated financial statements, is recognized by Carlyle upon appreciation of the valuation of the applicable funds’ investments above certain return hurdles as set forth in each respective partnership agreement and is based on the amount that would be due to Carlyle pursuant to the fund partnership agreement at each period end as if the funds were liquidated at such date.

“Realized net performance fees” refers to the realized performance fees from Carlyle funds and fund of funds vehicles net of the portion allocated to Carlyle investment professionals which is reflected as realized performance fee related compensation expense.

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